For the nine months ended September 30, 2015, the net asset	and money supply remains accommodative. Household formations
value per Common Share decreased 5.76% while the invest-	continued to new cycle highs, which bodes well for further consump-
ment return to our stockholders decreased by 11.49%. By	tion. Likewise, reduced energy costs despite increased consumption,
comparison, our benchmark, the Standard & Poor’s 500 Stock Index	continuing conversion of part-time to full-time workers and the slow
(including income), decreased 5.27%. For the twelve months ended	re-entry of the long-term unemployed into the labor market may be
September 30, 2015, the return on the net asset value per Common	contributing to consumer expenditures in aggregate.
Share decreased by 4.84%, and the return to our stockholders
decreased by 8.10%; these compare with a decrease of 0.60% for the	Though there is positive momentum in the U.S. economy, there are
S&P 500. During both periods, the discount at which our shares traded	continuing headwinds that may hinder growth further as we have seen
continued to fluctuate and on September 30, 2015, it was 17.3%.	in the third quarter. Excess inventories, reduced trade due to the strong dollar and elevated regulatory costs for domestic industries have all
As detailed in the accompanying financial statements (unaudited), as	coalesced with potentially negative consequences for revenue growth,
of September 30, 2015, the net assets applicable to the Company’s	corporate profit margins and reported profits. Companies continue to
Common Stock were $1,080,883,111 equal to $37.48 per Common	respond to excess capacity and slower growth in a number of industries
Share.	with cost reductions, sales of underperforming assets, modest capital expenditures and defensive capital allocation strategies. Commodity
The decrease in net assets resulting from operations for the nine months	markets swooned for much of the third quarter suggesting continu-
ended September 30, 2015 was $77,207,999. During this period,	ing reduced global growth expectations and inventory adjustments.
the net realized gain on investments sold was $32,067,702 and the	Analyst operating earnings expectations for the S&P 500 in 2015 also
decrease in net unrealized appreciation was $110,427,707. Net invest-	fell to a level roughly even with last year’s reported figure. Given the
ment income for the nine months was $9,640,985 and distributions to	rapid growth in the price-to-earnings multiple over the last several
Preferred Stockholders amounted to $8,483,979.	years, the equity markets appear unlikely to support further expansion without additional stimulus and/or accelerating revenue and earnings
During the nine months, 2,033,140 shares of the Company’s Common	growth.
Stock were repurchased for $69,808,595 at an average discount from
net asset value of 14.9%.	Thus, given the lackluster performance of the global economy, in part due to China and the Emerging Markets, and geopolitical headwinds
World equity markets experienced elevated volatility and negative	including the Middle East and Eastern Europe, the low interest rate
returns throughout much of the third quarter as modestly higher than	environment is likely to persist. Valuations, though elevated, remain
average valuations collided with turmoil in currency markets, renewed	fair when compared to fixed income alternatives. Corporations are
geopolitical difficulties and a modest global economic slowdown, led	likely to continue to monitor costs closely and pursue strategies that
by China and emerging markets. As well, continued uncertainty over	increase shareholder total return; including dividends, share buybacks
the timing of the Federal Reserve’s first interest rate increase in this	and mergers and acquisitions. Therefore, despite short-term head-
cycle hampered U.S. equities and other dollar-oriented markets. As	winds, we remain optimistic on the long-term performance of equities.
suggested in our last quarterly report, the Federal Reserve recently
delayed its anticipated interest rate increase amidst these potentially	We are pleased to report that, on October 14, 2015, Mr. Henry R.
contractionary factors. Perhaps unsurprising, U.S. equity markets cor-	Schirmer was elected to the Board of Directors. He is Senior Vice
rected some of the excesses they had experienced over the past several	President, Finance and Chief Financial Officer at Unilever North
years of rapid appreciation amidst loose monetary policy. Market sec-	America and has held positions at Unilever operations in Germany,
tors that enhanced returns relative to the S&P 500 in the year-to-date	United Kingdom, the Netherlands, Austria and Switzerland. Mr.
period were Consumer Discretionary, Consumer Staples, Financials	Schirmer’s experience in international management, finance and
and Healthcare. Those sectors that detracted include Energy, Materials	operations will be of great value to the deliberations of our Board.
and Technology.
Information about the Company, including our investment objectives,
On the whole, the U.S. economy performed comparatively well in the	operating policies and procedures, investment results, record of divi-
first half of the year as GDP estimates were revised higher. The third	dend and distribution payments, financial reports and press releases, is
quarter, unreported as of yet, may experience some lag relative to the	on our website and has been updated through September 30, 2015. It
second quarter as inventories continued to be worked off and trade suf-	can be accessed on the internet at www.generalamericaninvestors.com.
fered from a continuing strong U.S. Dollar relative to other currencies.
However, given the robust labor market, the U.S. consumer continues	By Order of the Board of Directors,
to maintain a favorable outlook on the economy as evidenced by	GENERAL AMERICAN INVESTORS COMPANY, INC.
relatively high expenditures especially for autos and light trucks with	Jeffrey W. Priest
the most recent period reporting over 18 million units on an annual	President and Chief Executive Officer
basis. New and existing home sales have also accelerated in the year-
over-year period. Commercial and industrial loans continued to grow	October 14, 2015

				Value
	Shares	COMMON STOCKS		(note 1a)
CONSUMER	AUTOMOBILESAND COMPONENTS (1.6%)
DISCRETIONARY(11.4%)	1,264,063	Ford Motor Company	(Cost $16,174,723)	$17,153,335
	RETAILING (9.8%)
	216,300	Target Corporation		17,014,158
	1,244,668	The TJX Companies, Inc.		88,894,189
			(Cost $16,315,129)	105,908,347
			(Cost $32,489,852)	123,061,682

CONSUMER	FOOD, BEVERAGE AND TOBACCO (11.0%)
STAPLES	201,174	Danone		12,682,755
(15.1%)	237,400	Diageo plc ADR		25,589,346
	450,000	Nestle S.A.		33,825,038
	195,000	PepsiCo, Inc.		18,388,500
	700,000	Unilever N.V.		28,072,443
			(Cost $69,633,231)	118,558,082
	FOOD AND STAPLES RETAILING (4.1%)
	307,800	Costco Wholesale Corporation	(Cost $9,322,527)	44,498,646
			(Cost $78,955,758)	163,056,728

ENERGY	210,000	Anadarko Petroleum Corporation		12,681,900
(8.2%)	230,900	Apache Corporation		9,042,044
	1,572,819	Cameco Corporation		19,141,207
	615,000	Ensco plc - Class A		8,659,200
	585,000	Halliburton Company		20,679,750
	200,000	Occidental Petroleum Corporation		13,230,000
	803,803	Ultra Petroleum Corp. (a)		5,136,301
			(Cost $113,645,027)	88,570,402

FINANCIALS	BANKS (2.6%)
(23.3%)	385,000	FCB Financial Holdings, Inc., Class A (a)		12,558,700
	125,000	M&T Bank Corporation		15,243,750
			(Cost $7,962,262)	27,802,450
	DIVERSIFIED FINANCIALS (5.0%)
	245,000	American Express Company		18,161,850
	315,000	JPMorgan Chase & Co.		19,205,550
	488,500	Nelnet, Inc.		16,906,985
			(Cost $24,413,192)	54,274,385
	INSURANCE (15.7%)
	243,492	Aon plc		21,575,826
	700,000	Arch Capital Group Ltd. (a)		51,429,000
	110	Berkshire Hathaway Inc. Class A (a)		21,476,400
	135,000	Everest Re Group, Ltd.		23,400,900
	365,000	MetLife, Inc.		17,209,750
	253,361	PartnerRe Ltd.		35,186,776
			(Cost $41,708,047)	170,278,652
			(Cost $74,083,501)	252,355,487

				Value
	Shares	COMMON STOCKS (continued)		(note 1a)
HEALTH CARE	PHARMACEUTICALS, BIOTECHNOLOGY AND LIFE SCIENCES
(11.9%)	1,200,000	Ariad Pharmaceuticals, Inc. (a)		$7,008,000
	180,000	Celgene Corporation (a)		19,470,600
	438,600	Gilead Sciences, Inc.		43,066,134
	245,142	Intra-Cellular Therapies Inc. (a)		9,815,486
	427,191	Merck & Co., Inc.		21,098,963
	277,076	Paratek Pharmaceuticals Inc. (a)		5,264,444
	605,808	Pfizer Inc.		19,028,429
	509,060	Repros Therapeutics Inc. (a)		3,782,316
			(Cost $71,367,493)	128,534,372

INDUSTRIALS	CAPITAL GOODS (5.9%)
(13.6%)	219,131	Eaton Corporation plc		11,241,420
	1,015,000	General Electric Company		25,598,300
	300,000	United Technologies Corporation		26,697,000
			(Cost $61,692,252)	63,536,720
	COMMERCIAL AND PROFESSIONAL SERVICES (6.6%)
	1,037,100	Republic Services, Inc.		42,728,520
	243,298	Towers Watson & Co. Class A		28,558,319
			(Cost $29,468,342)	71,286,839
	TRANSPORTATION (1.1%)
	745,064	Hertz Global Holdings, Inc. (a)	(Cost $13,955,264)	12,464,921
			(Cost $105,115,858)	147,288,480

INFORMATION	SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT (4.0%)
TECHNOLOGY	200,850	ASML Holding N.V.		17,670,783
(20.2%)	833,700	Intel Corporation		25,127,718
			(Cost $23,472,609)	42,798,501
	SOFTWARE AND SERVICES (4.8%)
	680,686	Microsoft Corporation		30,127,163
	400,534	Synchronoss Technologies, Inc. (a)		13,137,515
	191,286	Verint Systems Inc.		8,253,991
			(Cost $41,820,401)	51,518,669
	TECHNOLOGY HARDWARE AND EQUIPMENT (11.4%)
	394,000	Apple Inc.		43,458,200
	496,000	Ciena Corporation (a)		10,277,120
	1,000,000	Cisco Systems, Inc.		26,250,000
	615,000	EMC Corporation		14,858,400
	536,200	QUALCOMM Incorporated		28,810,026
			(Cost $75,664,332)	123,653,746
			(Cost $140,957,342)	217,970,916

MATERIALS	801,422	Huntsman Corporation	(Cost $17,928,463)	7,765,779
(0.7%)

MISCELLANEOUS		Other (b)	(Cost $26,341,890)	29,221,182
(2.7%)

TELECOMMUNICATION	683,852	Vodafone Group plc ADR	(Cost $23,341,423)	21,705,462
SERVICES
(2.0%)
		TOTAL COMMON STOCKS (109.1%)	(Cost $684,226,607)	1,179,530,490

	Contracts			Value
	(100 shares each)	COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE		(note 1a)
Energy (0.0%)	1,000	Ensco plc/January 15, 2016/$17.00		$75,000
	1,500	Ensco plc/January 15, 2016/$19.00		60,000
			(Cost $443,582)	135,000

Shares	SHORT-TERM SECURITY AND OTHER ASSETS
93,391,386	SSgA U.S. Treasury Money Market Fund (8.7%)	(Cost $93,391,386)	93,391,386
TOTAL INVESTMENTS (c) (117.8%)		(Cost $778,061,575)	1,273,056,876
Liabilities in excess of receivables and other assets (-0.2%)			(2,056,590)
PREFERRED STOCK (-17.6%)			(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$1,080,883,111

ADR - American Depository Receipt (a) Non-income producing security.

(b) Securities which have been held for less than one year, not previously disclosed, and not restricted.

(c) At September 30, 2015 the cost of investments for Federal income tax purposes was $778,061,575, aggregate gross unrealized appreciation was $569,105,201, aggregate gross unrealized depreciation was
    $74,109,901, and net unrealized appreciation was $494,995,300.

	Contracts			Value
Put Options	(100 shares each)	COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE		(note 1a)
Energy (0.1%)	1,000	Ensco plc/January 15, 2016/$14.00		$200,000
	1,500	Ensco plc/January 15, 2016/$15.00		382,500
		TOTAL PUT OPTIONS	(Premiums Received $404,556)	$582,500

(see notes to unaudited financial statements)

	NET SHARES	SHARES
INCREASES	TRANSACTED	HELD
ADDITIONS
Cameco Corporation	50,000	1,572,819
Ensco plc - Class A	195,000	615,000
Gilead Sciences, Inc.	15,000	438,600
Hertz Global Holdings, Inc.	672,564	745,064
Huntsman Corporation	150,205	801,422
Synchronoss Technologies, Inc.	23,000	400,534
Verint Systems Inc.	31,633	191,286
Vodafone Group plc ADR	60,000	683,852

DECREASES
ELIMINATION
Owens Corning	161,400	—

REDUCTIONS
Aon plc	50,000	243,492
Apache Corporation	70,578	230,900
Arch Capital Group Ltd.	30,000	700,000
ASML Holding N.V.	31,000	200,850
Celgene Corporation	20,000	180,000
FCB Financial Holdings, Inc., Class A	120,000	385,000
Intra-Cellular Therapies Inc.	20,000	245,142
PartnerRe Ltd.	1,639	253,361
Repros Therapeutics Inc.	92,493	509,060
Towers Watson & Co. Class A	20,500	243,298
Unilever N.V.	34,620	700,000

(a) Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.

(see notes to unaudited financial statements)

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of September 30, 2015 is shown in the table.

			PERCENT COMMON
INDUSTRY CATEGORY	COST (000)	VALUE (000)	NET ASSETS*
Financials
Banks	$7,963	$27,802	2.6%
Diversified Financials	24,413	54,274	5.0
Insurance	41,708	170,279	15.7
Information Technology	74,084	252,355	23.3
Semiconductors & Semiconductor Equipment	23,473	42,799	4.0
Software & Services	41,820	51,519	4.8
Technology Hardware & Equipment	75,664	123,654	11.4
	140,957	217,972	20.2
Consumer Staples
Food, Beverage & Tobacco	69,633	118,558	11.0
Food & Staples Retailing	9,323	44,499	4.1
	78,956	163,057	15.1
Industrials
Capital Goods	61,692	63,537	5.9
Commercial & Professional Services	29,469	71,287	6.6
Transportation	13,955	12,465	1.1
	105,116	147,289	13.6
Health Care
Pharmaceuticals, Biotechnology & Life Sciences	71,367	128,534	11.9
Consumer Discretionary
Automobiles & Components	16,175	17,153	1.6
Retailing	16,315	105,909	9.8
	32,490	123,062	11.4

Energy	114,089	88,705	8.2
Miscellaneous**	26,342	29,221	2.7
Telecommunication Services	23,341	21,705	2.0
Materials	17,928	7,766	0.7
	684,670	1,179,666	109.1

Short-Term Securities	93,391	93,391	8.7
Total Investments	$778,061	1,273,057	117.8
Other Assets and Liabilities - Net		(2,057)	(0.2)
Preferred Stock		(190,117)	(17.6)
Net Assets Applicable to Common Stock		$1,080,883	100.0%

* Net Assets applicable to the Company’s Common Stock.
** Securities which have been held for less than one year, not previously disclosed, and not restricted.

(see notes to unaudited financial statements)

ASSETS
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $684,226,607)		$1,179,530,490
Purchased options (cost $443,582)		135,000
Money market fund (cost $93,391,386)		93,391,386
Total investments (cost $778,061,575)		1,273,056,876

RECEIVABLES AND OTHER ASSETS
Cash held by custodian in segregated account*	$3,833,004
Receivable for securities sold	3,655,578
Dividends, interest and other receivables	2,303,792
Qualified pension plan asset, net excess funded (note 7)	2,201,028
Prepaid expenses, fixed assets and other assets	981,846	12,975,248
TOTAL ASSETS		1,286,032,124
LIABILITIES
Payable for securities purchased	2,067,768
Accrued compensation payable to officers and employees	3,000,000
Outstanding options written, at value (premiums received $404,556) (note 4)	582,500
Accrued preferred stock dividend not yet declared	219,955
Accrued supplemental pension plan liability (note 7)	6,166,034
Accrued supplemental thrift plan liability (note 7)	2,598,209
Accrued expenses and other liabilities	397,372

TOTAL LIABILITIES		15,031,838

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 28,838,704 shares (note 5)		$1,080,883,111

NET ASSET VALUE PER COMMON SHARE		$37.48

NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 28,838,704 shares at par value (note 5)	$28,838,704
Additional paid-in capital (note 5)	528,831,522
Undistributed net investment income (note 5)	8,783,374
Undistributed realized gain on securities sold	33,838,243
Accumulated other comprehensive loss (note 7)	(5,786,254)
Unallocated distributions on Preferred Stock	(8,703,934)
Unrealized appreciation on investments, options written and other	495,081,456

NET ASSETS APPLICABLE TO COMMON STOCK		$1,080,883,111

*Collateral for options written.

(see notes to unaudited financial statements)

INCOME
Dividends (net of foreign withholding taxes of $590,461)		$19,834,672

EXPENSES
Investment research	$4,914,048
Administration and operations	2,902,848
Office space and general	1,227,070
Auditing and legal fees	431,528
Stockholders’ meeting and reports	208,500
Transfer agent, custodian and registrar fees and expenses	206,470
Directors’ fees and expenses	171,661
State and local taxes	131,562	10,193,687
NET INVESTMENT INCOME		9,640,985
REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 3 AND 4)
Net realized gain on investments:
Securities transactions	31,426,912
Written option transactions (notes 1b and 4)	635,790
	32,062,702
Net decrease in unrealized appreciation	(110,427,707)
NET INVESTMENT INCOME, GAINS, AND APPRECIATION ON INVESTMENTS		(78,365,005)
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(8,483,979)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		($77,207,999)

	Nine Months Ended
	September 30, 2015	Year Ended
OPERATIONS	(Unaudited)	December 31, 2014
Net investment income	$9,640,985	$9,735,291
Net realized gain on investments	32,062,702	102,101,749
Net decrease in unrealized appreciation	(110,427,707)	(27,988,358)
	(68,724,020)	83,848,682
Distributions to Preferred Stockholders:
From net investment income	—	(1,037,961)
From net capital gains	—	(10,274,011)
Unallocated distributions	(8,483,979)	—
Decrease in net assets from Preferred distributions	(8,483,979)	(11,311,972)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(77,207,999)	72,536,710
OTHER COMPREHENSIVE LOSS
Funded status of defined benefit plans (note 7)	—	(3,962,010)
DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	—	(9,462,665)
From net capital gains	—	(93,663,921)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	—	(103,126,586)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Value of Common Shares issued in payment of dividends and distributions	—	51,886,970
Cost of Common Shares purchased	(69,808,595)	(18,905,125)
INCREASE (DECREASE) IN NET ASSETS - CAPITAL TRANSACTIONS	(69,808,595)	32,981,845
NET DECREASE IN NET ASSETS	(147,016,594)	(1,570,041)

NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF PERIOD	1,227,899,705	1,229,469,746
END OF PERIOD (including under/over distributed net investment income of $8,783,374 and
($857,611), respectively)	$1,080,883,111	$1,227,899,705

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the nine months ended
September 30, 2015 and for each year in the five-year period ended December 31, 2014. This information has been derived from information con-
tained in the financial statements and market price data for the Company’s shares.

	Nine Months
	Ended
	September 30, 2015		Year Ended December 31,
	(Unaudited)	2014	2013		2012	2011	2010
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$39.77	$41.07	$32.68		$29.78	$31.26	$27.50
Net investment income	.33	.32	.17		.24	.18	.19
Net gain (loss) on securities -
realized and unrealized	(2.33)	2.39	10.51		5.05	(.68)	4.37
Other comprehensive income (loss)	—	(.13)	.20		—	(.10)	—
	(2.00)	2.58	10.88		5.29	(.60)	4.56
Distributions on Preferred Stock:
Dividends from net investment income	—	(.04)	(.04)		(.04)	(.11)	(.07)
Distributions from net capital gains	—	(.34)	(.35)		(.35)	(.27)	(.30)
Unallocated	(.29)	—	—		—	—	—
	(.29)	(.38)	(.39)		(.39)	(.38)	(.37)
Total from investment operations	(2.29)	2.20	10.49		4.90	(.98)	4.19
Distributions on Common Stock:
Dividends from net investment income	—	(.32)	(.18)		(.21)	(.15)	(.08)
Distributions from net capital gains	—	(3.18)	(1.92)		(1.79)	(.35)	(.35)
	—	(3.50)	(2.10)		(2.00)	(.50)	(.43)
Net asset value, end of period	$37.48	$39.77	$41.07		$32.68	$29.78	$31.26
Per share market value, end of period	$30.98	$35.00	$35.20		$27.82	$24.91	$26.82
TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	(11.30%)*	9.32%	34.24%		19.77%	(5.29%)	16.24%

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$1,080,883	$1,227,900	$1,229,470		$955,418	$886,537	$950,941
Ratio of expenses to average net assets
applicable to Common Stock	1.13%**	1.10%	1.27%		1.67%	1.39%	1.54%
Ratio of net income to average net assets
applicable to Common Stock	1.07%**	0.78%	0.47%		0.74%	0.56%	0.66%
Portfolio turnover rate	11.18%*	14.98%	17.12%		9.56%	11.17%	18.09%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$190,117		$190,117	$190,117	$190,117
Asset coverage	669%	746%	747%	\	603%	566%	600%
Liquidation preference per share	$25.00	$25.00	$25.00		$25.00	$25.00	$25.00
Market value per share	$26.39	$26.01	$25.30		$25.54	$25.47	$24.95

*Not annualized
 **Annualized

(see notes to unaudited financial statements)

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversifi ed management investment company. It is internally managed by its offi cers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles
(“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codifi cation 946, Financial Services - Investment
Companies (“ASC946”), and Articles 6 and 10 of Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the offi cial closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-
the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The
Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change signifi cantly, the price of certain foreign securities may be adjusted to refl ect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specifi c procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specifi ed circumstances. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities.
Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and
Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for written option activity.

c. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and pre-
mium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.
companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervi-
sion and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distribu-
tions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassifi ed to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company’s policy is to fulfi ll the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, man-
agement has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifi cations.
The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnifi cation provisions and expects the risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),
Level 2 - other signifi cant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and
Level 3 - signifi cant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of September 30, 2015:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,179,530,490	—	—	$1,179,530,490
Purchased options	135,000	—	—	135,000
Money market fund	93,391,386	—	—	93,391,386
Total	$1,273,056,876	—	—	$1,273,056,876

Transfers of Level 3 securities, if any, are reported as of the actual date of reclassification. No such transfers occurred during the nine months ended September 30, 2015.

3. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the nine months ended September 30, 2015 amounted to $142,967,289 and $205,696,878, on long transactions, respectively.

4. WRITTEN OPTIONS - The level of activity in written options varies from year to year based upon market conditions. Transactions in written covered call options and collateralized put option during the nine months ended September 30, 2015 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2014	2,100	$245,504	0	$0
Option written	0	0	4,762	952,916
Options terminated in closing purchase transaction	(1,900)	(200,966)	(2,262)	(548,360)
Options expired	(200)	(44,538)	0	0
Options outstanding, September 30, 2015	0	$0	2,500	$404,556

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of Common
Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 28,838,704 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on September 30, 2015.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of
Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gener-
ally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common
Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassifi cation as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the nine months ended September 30, 2015 and the year ended December 31, 2014 were as follows:

		Shares			Amount
	2015		2014	2015		2014
Par value of shares issued in payment of dividends and distributions
(includes 1,473,643 shares issued from treasury)	—		1,473,643	—		$1,473,643
Increase in paid-in capital				—		50,413,327
Total increase				—		51,886,970
Par value of shares purchased (at an average discount from net asset value
of 14.9% and 14.4%, respectively)	(2,033,140)		(541,367)	($2,033,140)		(541,367
Decrease in paid-in capital				(67,775,455)		(18,363,758
Total decrease				(69,808,595)		(18,905,125
Net increase (decrease)	(2,033,140)		932,276	($69,808,595)		$32,981,845

At September 30, 2015, the Company held in its treasury 3,142,168 shares of Common Stock with an aggregate cost in the amount of
$107,116,122.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)
The tax basis distribution during the year ended December 31, 2014 is as follows: ordinary distributions of $18,792,969 and net capital gains distributions of $95,645,589. As of December 31, 2014, distributable earnings on a tax basis included $2,028,405 from undistributed net capital gains and $605,509,163 from net unrealized appreciation on investments if realized in future years. Reclassifications arising from permanent “book/tax” differences reflect non-tax deductible expenses and redesignation of dividends during the year ended December 31,
2014. As a result, additional paid-in capital was decreased by $724, accumulated net realized gain on investment transactions was decreased by $98,539 and net investment income increased by $99,263. As of December 31, 2014 the Company had straddle loss deferrals of
$252,864. Net assets were not affected by this reclassification.

6. OFFICERS’ COMPENSATION - The aggregate compensation accrued and paid by the Company during the nine months ended September
30, 2015 to its offi cers (identifi ed on back cover) amounted to $5,082,000.

7. BENEFIT PLANS - The Company has funded (qualifi ed) and unfunded (supplemental) noncontributory defi ned benefi t pension plans that are available to its employees. The pension plans provide defi ned benefi ts based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefi t cost (income) of the plans for the nine months ended September 30, 2015 were:

Service cost	$452,200
Interest cost	674,729
Expected return on plan assets	(932,884)
Amortization of prior service cost	30,724
Amortization of recognized net actuarial loss	565,551

Net periodic benefi t cost	$790,320

The Company recognizes the overfunded status of its defi ned benefi t postretirement plan as an asset in the Statement of Assets and
Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

The Company also has funded (qualifi ed) and unfunded (supplemental) defi ned contribution thrift plans that are available to its employ-
ees. The aggregate cost of such plans for the nine months ended September 30, 2015 was $61,383. The qualifi ed thrift plan acquired
15,044 shares of the Company’s Common Stock during the nine months ended September 30, 2015 and held 553,632 shares of the
Company’s Common Stock at September 30, 2015.

8. OPERATING LEASE COMMITMENT - In September 2007, the Company entered into an operating lease agreement for offi ce space which expires in February 2018 and provided for aggregate rental payments of approximately $10,755,000, net of construction credits. The lease agreement contains clauses whereby the Company receives free rent for a specifi ed number of months and credit towards construc-
tion of offi ce improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $883,348 for the nine months ended September 30, 2015. Minimum rental commitments under the operating lease are approximately $1,183,000 in 2015 through 2017, and $99,000 in 2018.

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on pages 10 and 11. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy vot-
ing record for the twelve-month period ended September 30, 2015 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange
Commission’s website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio
Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s
Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Copies of Forms N-Q may also be obtained and reviewed at the SEC’s Public Reference Room in Washington, DC or through the Company by calling us at 1-800-436-8401. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

On April 22, 2015, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s prin-
cipal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS*

Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director
Arthur G. Altschul, Jr.	Daniel M. Neidich
Rodney B. Berens	Jeffrey W. Priest
Lewis B. Cullman	Henry R. Schirmer
John D. Gordan, III	Raymond S. Troubh
Betsy F. Gotbaum
(*The Company is a stand-alone fund.)

OFFICERS
Jeffrey W. Priest, President and Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Craig A. Grassi, Vice-President
Sally A. Lynch, Vice-President
Anang K. Majmudar, Vice-President
Michael W. Robinson, Vice-President
Eugene S. Stark, Vice-President, Administration, Principal
Financial Officer & Chief Compliance Officer
Diane G. Radosti, Treasurer
Maureen E. LoBello, Corporate Secretary
Linda J. Genid, Assistant Corporate Secretary

SERVICE COMPANIES

COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust
Company, LLC
INDEPENDENTAUDITORS	6201 15th Avenue
Ernst & Young LLP	Brooklyn, NY 11219
1-800-413-5499
CUSTODIAN	www.amstock.com
State Street Bank and
Trust Company